As filed with the Securities and Exchange Commission on January 11, 2023

File No. 811-05028

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 490	☒

PIMCO Funds

(Exact name of Registrant as Specified in Charter)

650 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(888) 877-4626

Douglas P. Dick, Esq. Adam T. Teufel, Esq. Dechert LLP 1900 K Street, N.W. Washington, D.C. 20006	Peter G. Strelow Pacific Investment Management Company LLC 650 Newport Center Drive Newport Beach, California 92660
(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 490 to the Registration Statement of PIMCO Funds (the “Trust” or the “Registrant”) on Form N-1A (File No. 811-05028) (the “Registration Statement”) is being filed to make changes to the Private Account Portfolio Series: Sector Portfolios Offering Memorandum and the PIMCO Funds Private Account Portfolio Series Sector Portfolios Offering Memorandum Supplement, each dated August 1, 2022, as amended.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the “1933 Act”), because such shares will be issued by the Registrant solely in private placement transactions that do not involve any “public offering” within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC (“PIMCO”), including separately managed private accounts and investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and other funds, who are “accredited investors,” as defined in Regulation D under the 1933 Act, and either (i) “qualified purchasers,” as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) “qualified institutional buyers,” as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO Funds

Private Account Portfolio Series

Amendment Dated January 11, 2023 to the Sector Portfolios Offering Memorandum dated August 1, 2022, as amended from time to time (the “Offering Memorandum”)

Disclosure Regarding the PIMCO Sector Fund Series - H (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Managers” section of the Portfolio’s Portfolio Summary in the Offering Memorandum is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash. Mr. Jessop and Ms. Pier are Managing Directors of PIMCO, and they have managed the Portfolio since its inception. Mr. Forgash is an Executive Vice President of PIMCO, and he has managed the Portfolio since its inception.

In addition, effective immediately, disclosure concerning each Fund’s portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Offering Memorandum is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Sector Fund Series – BL PIMCO Sector Fund Series - H	David Forgash	* *

Executive Vice President, PIMCO. Mr. Forgash is a portfolio manager and head of global leveraged loans. In addition to being the lead portfolio manager for leveraged loans, he is also a member of the high yield and multi-sector credit teams. Prior to joining PIMCO in 2018, he was a senior portfolio manager at Millennium Capital Partners, investing across European credit. Previously, he was an executive director of European credit trading at Morgan Stanley, a managing director of U.S. credit trading at Greenwich Capital and a vice president in credit trading at Lehman Brothers. He has investment experience since 1994 and holds an MBA from the Stern School of Business at New York University. He received an undergraduate degree in economics from the University of Delaware.

PIMCO Sector Fund Series - H	Andrew Jessop	*

Managing Director, PIMCO. Mr. Jessop joined PIMCO in 2009, as a senior portfolio manager and head of the high yield team. Prior to joining PIMCO, he was a managing director, portfolio manager and co-head of the high yield group at Goldman Sachs Asset Management, where he spent twelve years.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Sector Fund Series - H	Sonali Pier	*

Managing Director, PIMCO. Ms. Pier is a portfolio manager focusing on high yield and multi-sector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

Investors Should Retain This Supplement for Future Reference

PIMCO Funds

Private Account Portfolio Series

Amendment dated January 11, 2023 to the

Private Account Portfolio Series Sector Portfolios Offering Memorandum Supplement, dated August 1, 2022, as amended (the “Offering Memorandum Supplement”)

Disclosure Regarding the PIMCO Sector Fund Series - H (the “Portfolio”)

Effective immediately, the Portfolio’s portfolio is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash. Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the Offering Memorandum Supplement.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above-mentioned table:

Effective January 11, 2023, the PIMCO Sector Fund Series - H is jointly and primarily managed by Andrew Jessop, Sonali Pier and David Forgash.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the Offering Memorandum Supplement.

Investors Should Retain this Amendment for Future Reference

PART C            OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Amended and Restated Declaration of Trust dated November 4, 2014(24)

	(2)	Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated August 18, 2020(55)

	(3)	Establishment and Designation of Eight Additional Shares of Beneficial Interest dated February 10, 2021(57)

	(4)	Establishment and Designation of One Additional Series of Shares of Beneficial Interest dated May 20, 2022(64)

	(5)	Establishment and Designation of One Additional Class of a Series of Shares of Beneficial Interest dated May 20, 2022(64)

(b)		Amended and Restated By-Laws of Registrant dated November 4, 2014(24)

(c)		Not applicable

(d)	(1)	Amended and Restated Investment Advisory Contract dated February 23, 2009(3)

	(2)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund dated May 19, 2009(4)

	(3)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to fee changes dated October 1, 2009(6)

	(4)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO CommoditiesPLUS® Strategy Fund dated February 23, 2010(7)

	(5)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO High Yield Spectrum Fund dated August 17, 2010(8)

	(6)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to certain fee reductions dated October 1, 2010(9)

	(7)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Low Duration Credit Fund, PIMCO Total Return Fund IV, PIMCO RAE PLUS International Fund and PIMCO RAE PLUS Small Fund dated February 28, 2011(10)

	(8)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Credit Opportunities Bond Fund and PIMCO Inflation Response Multi-Asset Fund dated May 23, 2011(12)

	(9)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – Low Duration Portfolio and PIMCO Funds: Private Account Portfolio Series – Moderate Duration Portfolio dated August 16, 2011(13)

	(10)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO California Municipal Bond Fund, PIMCO National Intermediate Municipal Bond Fund, PIMCO Short Asset Investment Fund and PIMCO Funds: Private Account Portfolio Series – Short Term Floating NAV Portfolio III dated February 28, 2012(14)

	(11)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Mortgage Opportunities and Bond Fund dated August 15, 2012(17)

	(12)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(18)

(13)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO StocksPLUS® International Fund (Unhedged), PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged), PIMCO StocksPLUS® Small Fund, PIMCO RAE PLUS Small Fund, PIMCO StocksPLUS® Absolute Return Fund and PIMCO StocksPLUS® Short Fund dated March 22, 2013(20)

(14)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO TRENDS Managed Futures Strategy Fund dated August 13, 2013(21)

(15)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE PLUS International Fund and PIMCO Low Duration Credit Fund dated October 1, 2013(23)

(16)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(24)

(17)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Preferred and Capital Securities Fund dated February 24, 2015(26)

(18)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund and PIMCO Inflation Response Multi-Asset Fund dated October 1, 2015(32)

(19)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Total Return ESG Fund, PIMCO Low Duration ESG Fund and PIMCO Low Duration Income Fund dated November 7, 2016(44)

(20)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Funds: Private Account Portfolio Series – PIMCO Short Asset Portfolio dated February 14, 2017(37)

(21)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund and PIMCO Dynamic Bond Fund dated October 2, 2017(42)

(22)	Amendment to Amended and Restated Investment Advisory Contract dated February 13, 2018(45)

(23)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to the PIMCO Strategic Bond Fund dated October 1, 2018(48)

(24)	Supplement and Amended Exhibit A to Amended and Restated Investment Advisory Contract relating to PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund dated November 5, 2018(49)

(25)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Long-Term Real Return Fund dated October 1, 2019(51)

(26)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Climate Bond Fund dated November 5, 2019(51)

(27)	Supplement to Amended and Restated Investment Advisory Contract dated June 29, 2020(53)

(28)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO ESG Income Fund dated August 18, 2020(55)

(29)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO RAE PLUS EMG Fund dated October 1, 2020(56)

(30)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO Sector Fund Series – AH, PIMCO Sector Fund Series – AI, PIMCO Sector Fund Series – AM, PIMCO Sector Fund Series – BC, PIMCO Sector Fund Series – BL, PIMCO Sector Fund Series – EE, PIMCO Sector Fund Series – H and PIMCO Sector Fund Series – I dated February 11, 2021(57)

	(31)	Supplement to Amended and Restated Investment Advisory Contract relating to PIMCO All Authority: Multi-RAE PLUS Fund dated May 20, 2022(64)

	(32)	Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund dated December 1, 2010(11)

	(33)	Supplement to Amended and Restated Asset Allocation Sub-Advisory Agreement relating to PIMCO All Asset Fund and PIMCO All Asset All Authority Fund and Sub-Advisory Agreement relating to PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund and PIMCO RAE PLUS Small Fund dated December 1, 2012(18)

	(34)	Amended and Restated Sub-Advisory Agreement relating to the PIMCO RAE PLUS EMG Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund and PIMCO RAE PLUS Small Fund dated December 20, 2013(22)

	(35)	Amendment to Amended and Restated Sub-Advisory Agreement relating to the PIMCO RAE Worldwide Long/Short PLUS Fund dated November 5, 2014(25)

	(36)	Amendment to Amended and Restated Sub-Advisory Agreement relating to PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund dated June 29, 2020(53)

	(37)	Amendment to Amended and Restated Sub-Advisory Agreement relating to the PIMCO All Authority: Multi-RAE PLUS Fund(65)

	(38)	Sub-Advisory Agreement relating to PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund dated March 15, 2019(49)

(e)	(1)	Second Amended and Restated Distribution Contract dated February 14, 2017(45)

	(2)	Amendment to Second Amended and Restated Distribution Contract related to I-3 shares dated February 13, 2018(45)

	(3)	Amendment to Second Amended and Restated Distribution Contract related to I-3 shares dated May 15, 2018(46)

	(4)	Supplement to Second Amended and Restated Distribution Contract relating to PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund dated November 5, 2018(49)

	(5)	Supplement to Second Amended and Restated Distribution Contract relating to PIMCO Climate Bond Fund dated November 4, 2019(51)

	(6)	Amendment to Second Amended and Restated Distribution Contract relating to PIMCO All Asset: Multi-Real Fund, PIMCO All Asset: Multi-RAE PLUS Fund and PIMCO All Asset: Multi-Short PLUS Fund dated June 29, 2020(53)

	(7)	Amendment to Second Amended and Restated Distribution Contract relating to PIMCO ESG Income Fund and Class C-2 shares dated August 18, 2020(55)

	(8)	Supplement to Second Amended and Restated Distribution Contract relating to PIMCO Sector Fund Series - AH, PIMCO Sector Fund Series - AI, PIMCO Sector Fund Series - AM, PIMCO Sector Fund Series - BC, PIMCO Sector Fund Series - BL, PIMCO Sector Fund Series - EE, PIMCO Sector Fund Series – H and PIMCO Sector Fund Series – I dated February 11, 2021(57)

	(9)	Amendment to Second Amended and Restated Distribution Contract relating to PIMCO All Authority: Multi-RAE PLUS Fund dated May 20, 2022(64)

	(10)	Form of Sales Agreement(62)

(f)		Not Applicable

(g)	(1)	Custody and Investment Accounting Agreement dated January 1, 2000(5)

	(2)	Amendment to Custody and Investment Accounting Agreement dated June 8, 2001(5)

	(3)	Amendment to Custody and Investment Accounting Agreement dated March 30, 2010(7)

	(4)	Amendment to Custody and Investment Accounting Agreement dated February 8, 2017(41)

	(5)	Amendment to Custody and Investment Accounting Agreement dated March 21, 2018(46)

	(6)	Amendment to Custody and Investment Accounting Agreement dated December 13, 2018(48)

	(7)	Amendment to Custody and Investment Accounting Agreement dated March 11, 2019(49)

	(8)	Amendment to Custody and Investment Accounting Agreement dated August 10, 2020(56)

	(9)	Amendment to Custody and Investment Accounting Agreement dated November 5, 2019(58)

	(10)	Amendment to Custody and Investment Accounting Agreement dated August 28, 2020(56)

	(11)	Amendment to Custody and Investment Accounting Agreement dated October 8, 2020(58)

	(12)	Amendment to Custody and Investment Accounting Agreement dated March 24, 2021(58)

	(13)	Amendment to Custody and Investment Accounting Agreement dated June 29, 2021(60)

	(14)	Amendment to Custody and Investment Accounting Agreement dated November 30, 2021(62)

(h)	(1)	Third Amended and Restated Supervision and Administration Agreement dated August 31, 2021(62)

	(2)	Amendment to Third Amended and Restated Supervision and Administration Agreement relating to PIMCO All Authority: Multi-RAE PLUS Fund and I-3 shares of PIMCO Inflation Response Multi-Asset Fund dated May 20, 2022(64)

	(3)	Fourth Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Core Asset Allocation Fund dated July 25, 2011(11)

	(4)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund dated July 25, 2011(11)

	(5)	Amended and Restated Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund dated July 31, 2013(23)

	(6)	Amendment to the Amended and Restated Fee and Expense Limitation Agreement relating to PIMCO Government Money Market Fund dated July 31, 2019(51)

	(7)	Fee Waiver Agreement relating to the PIMCO Emerging Markets Full Spectrum Bond Fund dated November 13, 2012(18)

	(8)	Fee Waiver Agreement relating to I-3 shares dated February 13, 2018(45)

	(9)	Fee Waiver Agreement relating to I-3 shares dated May 15, 2018(46)

	(10)	Fee Waiver Agreement relating to the PIMCO Strategic Bond Fund dated October 1, 2018(47)

	(11)	Amendment to the Fee Waiver Agreement relating to the PIMCO Strategic Bond Fund dated July 31, 2019(51)

	(12)	Fee Waiver Agreement relating to the PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund dated November 5, 2018(49)

	(13)	Amended and Restated Fee Waiver Agreement relating to the PIMCO CommodityRealReturn Strategy Fund® (PIMCO Cayman Commodity Fund I Ltd.) dated February 23, 2009(19)

	(14)	Amended and Restated Fee Waiver Agreement relating to the PIMCO Global Core Asset Allocation Fund (PIMCO Cayman Commodity Fund II, Ltd.) dated February 23, 2009(19)

	(15)	Fee Waiver Agreement relating to the PIMCO CommoditiesPLUS® Strategy Fund (PIMCO Cayman Commodity Fund III, Ltd.) dated May 7, 2010(19)

	(16)	Fee Waiver Agreement relating to the PIMCO Inflation Response Multi-Asset Fund (PIMCO Cayman Commodity Fund VII, Ltd.) dated May 23, 2011(31)

	(17)	Fee Waiver Agreement relating to the PIMCO TRENDS Managed Futures Strategy Fund (PIMCO Cayman Commodity Fund VIII, Ltd.) dated September 20, 2013(21)

	(18)	Fee Waiver Agreement relating to the PIMCO Preferred and Capital Securities Fund (PIMCO Capital Securities Fund (Cayman) Ltd.) dated March 1, 2015(26)

	(19)	Fee Waiver Agreement relating to the PIMCO Climate Bond Fund dated November 5, 2019(51)

	(20)	Fee Waiver Agreement relating to PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. dated June 29, 2020(53)

	(21)	Fee Waiver Agreement relating to PIMCO ESG Income Fund dated August 18, 2020(55)

	(22)	Advisory Fee Waiver Agreement relating to PIMCO Sector Fund Series - AH, PIMCO Sector Fund Series - AI, PIMCO Sector Fund Series - AM, PIMCO Sector Fund Series - BC, PIMCO Sector Fund Series - BL, PIMCO Sector Fund Series - EE, PIMCO Sector Fund Series – H and PIMCO Sector Fund Series – I, dated February 11, 2021(57)

	(23)	Fee Waiver Agreement relating to I-3 Shares of PIMCO Inflation Response Multi-Asset Fund dated May 20, 2022(64)

	(24)	Supervisory and Administrative Fee Waiver Agreement relating to PIMCO Sector Fund Series - AH, PIMCO Sector Fund Series - AI, PIMCO Sector Fund Series - AM, PIMCO Sector Fund Series - BC, PIMCO Sector Fund Series - BL, PIMCO Sector Fund Series - EE, PIMCO Sector Fund Series – H and PIMCO Sector Fund Series – I, dated February 11, 2021(57)

	(25)	Second Amended and Restated Expense Limitation Agreement dated June 1, 2018(47)

	(26)	Amendment to Second Amended and Restated Expense Limitation Agreement dated June 29, 2020(53)

	(27)	Amended Schedules A and B to Second Amended and Restated Expense Limitation Agreement dated May 20, 2022(64)

	(28)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset Fund dated September 26, 2012(19)

	(29)	Second Amended and Restated Expense Limitation Agreement relating to the PIMCO All Asset All Authority Fund dated September 26, 2012(19)

	(30)	Expense Limitation Agreement relating to PIMCO California Municipal Intermediate Value Fund, PIMCO California Municipal Opportunistic Value Fund, PIMCO National Municipal Intermediate Value Fund and PIMCO National Municipal Opportunistic Value Fund dated November 5, 2018(49)

	(31)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process(1)

	(32)	PIMCO Cayman Commodity Fund II Ltd. Appointment of Agent for Service of Process(2)

	(33)	PIMCO Cayman Commodity Fund III Ltd. Appointment of Agent for Service of Process(7)

	(34)	PIMCO Cayman Commodity Fund VII, Ltd. Appointment of Agent for Service of Process(12)

	(35)	PIMCO Cayman Commodity Fund VIII, Ltd. Appointment of Agent for Service of Process(21)

	(36)	PIMCO Capital Securities Fund (Cayman) Ltd. Appointment of Agent for Service of Process(26)

	(37)	PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. Appointment of Agent for Service of Process(56)

	(38)	PIMCO Sector Fund Series - BC (Cayman) Ltd. Appointment of Agent for Service of Process(65)

	(39)	Form of Investment Management Agreement for Fund Subsidiaries organized as Cayman Islands exempted companies(65)

	(40)	Amended and Restated Transfer Agency and Service Agreement dated May 14, 2015(28)

	(41)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated July 17, 2018(47)

	(42)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated December 20, 2019(58)

	(43)	Amendment to Amended and Restated Transfer Agency and Service Agreement dated December 2, 2020(58)

(i)		Opinion and Consent of Counsel(65)

(j)	(1)	Consent of Independent Registered Public Accounting Firm(65)

	(2)(A)	Certified Secretary’s Certificate pursuant to Rule 483(b)(59)

(k)		Not Applicable

(l)		Not Applicable

(m)	(1)	Distribution and Servicing Plan for Class A Shares(5)

	(2)	Distribution and Servicing Plan for Class C Shares(5)

	(3)	Distribution and Servicing Plan for Administrative Class Shares(15)

	(4)	Distribution and Services Plan for Class R Shares(5)

	(5)	Distribution and Services Plan for Class C-2 Shares(56)

	(6)	Form of Bank Fund Services Agreement(62)

	(7)	Form of Fund Services Agreement(62)

(n)		Twentieth Amended and Restated Multi-Class Plan Adopted Pursuant to Rule 18f-3 dated November 18, 2020(58)

(p)	(1)	Revised Code of Ethics for the Registrant(56)

	(2)	Revised Code of Ethics for PIMCO and PIMCO Investments LLC(61)

	(3)	Revised Code of Ethics for Research Affiliates, LLC(62)

*		Powers of Attorney(58)

(1)	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.
(2)	Filed with Post-Effective Amendment No. 147 on December 22, 2008, and incorporated by reference herein.
(3)	Filed with Post-Effective Amendment No. 151 on March 18, 2009, and incorporated by reference herein.
(4)	Filed with Post-Effective Amendment No. 157 on June 8, 2009, and incorporated by reference herein.
(5)	Filed with Post-Effective Amendment No. 160 on July 29, 2009, and incorporated by reference herein.
(6)	Filed with Post-Effective Amendment No. 167 on October 28, 2009, and incorporated by reference herein.
(7)	Filed with Post-Effective Amendment No. 173 on May 12, 2010, and incorporated by reference herein.
(8)	Filed with Post-Effective Amendment No. 178 on August 30, 2010, and incorporated by reference herein.
(9)	Filed with Post-Effective Amendment No. 181 on November 3, 2010, and incorporated by reference herein.
(10)	Filed with Post-Effective Amendment No. 187 on March 18, 2011, and incorporated by reference herein.
(11)	Filed with Post-Effective Amendment No. 210 on July 28, 2011, and incorporated by reference herein.
(12)	Filed with Post-Effective Amendment No. 213 on August 17, 2011, and incorporated by reference herein.
(13)	Filed with Amendment No. 279 on August 30, 2011, and incorporated by reference herein.
(14)	Filed with Post-Effective Amendment No. 226 on March 7, 2012, and incorporated by reference herein.
(15)	Filed with Post-Effective Amendment No. 228 on April 30, 2012, and incorporated by reference herein.
(16)	Filed with Post-Effective Amendment No. 229 on May 21, 2012, and incorporated by reference herein.
(17)	Filed with Post-Effective Amendment No. 238 on September 5, 2012, and incorporated by reference herein.
(18)	Filed with Post-Effective Amendment No. 243 on January 29, 2013, and incorporated by reference herein.
(19)	Filed with Post-Effective Amendment No. 245 on March 15, 2013, and incorporated by reference herein.
(20)	Filed with Post-Effective Amendment No. 246 on May 14, 2013, and incorporated by reference herein.
(21)	Filed with Post-Effective Amendment No. 253 on October 30, 2013, and incorporated by reference herein.
(22)	Filed with Post-Effective Amendment No. 255 on December 30, 2013, and incorporated by reference herein.
(23)	Filed with Post-Effective Amendment No. 257 on May 30, 2014, and incorporated by reference herein.

(24)	Filed with Post-Effective Amendment No. 265 on November 7, 2014, and incorporated by reference herein.
(25)	Filed with Post-Effective Amendment No. 267 on December 15, 2014, and incorporated by reference herein.
(26)	Filed with Post-Effective Amendment No. 270 on March 6, 2015, and incorporated by reference herein.
(27)	Filed with Post-Effective Amendment No. 273 on May 26, 2015, and incorporated by reference herein.
(28)	Filed with Amendment No. 370 on June 10, 2015, and incorporated by reference herein.
(29)	Filed with Post-Effective Amendment No. 276 on July 28, 2015, and incorporated by reference herein.
(30)	Filed with Amendment No. 375 on August 14, 2015, and incorporated by reference herein.
(31)	Filed with Amendment No. 378 on September 16, 2015, and incorporated by reference herein.
(32)	Filed with Post-Effective Amendment No. 278 on October 1, 2015, and incorporated by reference herein.
(33)	Filed with Post-Effective Amendment No. 284 on May 27, 2016, and incorporated by reference herein.
(34)	Filed with Amendment No. 389 on July 12, 2016, and incorporated by reference herein.
(35)	Filed with Post-Effective Amendment No. 286 on July 27, 2016, and incorporated by reference herein.
(36)	Filed with Amendment No. 395 on October 3, 2016, and incorporated by reference herein.
(37)	Filed with Amendment No. 399 on March 21, 2017, and incorporated by reference herein.
(38)	Filed with Post-Effective Amendment No. 291 on May 25, 2017, and incorporated by reference herein.
(39)	Filed with Post-Effective Amendment No. 292 on May 26, 2017, and incorporated by reference herein.
(40)	Filed with Post-Effective Amendment No. 295 on July 28, 2017, and incorporated by reference herein.
(41)	Filed with Post-Effective Amendment No. 298 on August 25, 2017, and incorporated by reference herein.
(42)	Filed with Post-Effective Amendment No. 301 on October 24, 2017, and incorporated by reference herein.
(43)	Filed with Post-Effective Amendment No. 307 on January 16, 2018, and incorporated by reference herein.
(44)	Filed with Post-Effective Amendment No. 311 on February 23, 2018, and incorporated by reference herein.
(45)	Filed with Post-Effective Amendment No. 314 on April 27, 2018, and incorporated by reference herein.
(46)	Filed with Post-Effective Amendment No. 318 on July 26, 2018, and incorporated by reference herein.
(47)	Filed with Post-Effective Amendment No. 320 on October 19, 2018, and incorporated by reference herein.
(48)	Filed with Post-Effective Amendment No. 321 on January 2, 2019, and incorporated by reference herein.
(49)	Filed with Post-Effective Amendment No. 323 on May 29, 2019, and incorporated by reference herein.
(50)	Filed with Post-Effective Amendment No. 324 on July 29, 2019, and incorporated by reference herein.
(51)	Filed with Post-Effective Amendment No. 327 on November 12, 2019, and incorporated by reference herein.
(52)	Filed with Post-Effective Amendment No. 332 on May 22, 2020, and incorporated by reference herein.
(53)	Filed with Amendment No. 463 on July 1, 2020, and incorporated by reference herein.
(54)	Filed with Post-Effective Amendment No. 333 on July 27, 2020, and incorporated by reference herein.
(55)	Filed with Post-Effective Amendment No. 336 on August 20, 2020, and incorporated by reference herein.
(56)	Filed with Post-Effective Amendment No. 339 on October 21, 2020, and incorporated by reference herein.
(57)	Filed with Amendment No. 474 on February 22, 2021, and incorporated by reference herein.
(58)	Filed with Post-Effective Amendment No. 340 on May 26, 2021, and incorporated by reference herein.
(59)	Filed with Post-Effective Amendment No. 341 on July 29, 2021, and incorporated by reference herein.
(60)	Filed with Amendment No. 480 on December 15, 2021, and incorporated by reference herein.
(61)	Filed with Amendment No. 481 on February 1, 2022, and incorporated by reference herein.

(62)	Filed with Amendment No. 482 on March 31, 2022, and incorporated by reference herein.
(63)	Filed with Amendment No. 483 on May 23, 2022, and incorporated by reference herein.
(64)	Filed with Post-Effective Amendment No. 342 on May 31, 2022, and incorporated by reference herein.
(65)	Filed with Post-Effective Amendment No. 343 on July 27, 2022, and incorporated by reference herein.

Item 29. Persons Controlled by or Under Common Control with Registrant.

The Trust through the PIMCO Sector Fund Series - BC, a separate series of the Trust, wholly owns and controls the PIMCO Sector Fund Series - BC (Cayman) Ltd. (“Sector Fund Series – BC Subsidiary”), a company organized under the laws of the Cayman Islands. The Sector Fund Series – BC Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Sector Fund Series – BC’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO All Asset: Multi-Real Fund, a separate series of the Trust, wholly owns and controls the PIMCO All Asset: Multi-Real Fund (Cayman) Ltd. (“All Asset: Multi-Real Fund Subsidiary”), a company organized under the laws of the Cayman Islands. The All Asset: Multi-Real Fund Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO All Asset: Multi-Real Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Preferred and Capital Securities Fund, a separate series of the Trust, wholly owns and controls the PIMCO Capital Securities Fund (Cayman) Ltd. (“CSF Subsidiary”), a company organized under the laws of the Cayman Islands. The CSF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Preferred and Capital Securities Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommodityRealReturn Strategy Fund®, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“CRRS Subsidiary”), a company organized under the laws of the Cayman Islands. The CRRS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommodityRealReturn Strategy Fund®’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Global Core Asset Allocation Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund II Ltd. (“GCAA Subsidiary”), a company organized under the laws of the Cayman Islands. The GCAA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Global Core Asset Allocation Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO CommoditiesPLUS® Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund III Ltd. (“CPS Subsidiary”), a company organized under the laws of the Cayman Islands. The CPS Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO CommoditiesPLUS® Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Inflation Response Multi-Asset Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VII, Ltd. (“IRMA Subsidiary”), a company organized under the laws of the Cayman Islands. The IRMA Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Inflation Response Multi-Asset Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO TRENDS Managed Futures Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund VIII, Ltd. (“MF Subsidiary”), a company organized under the laws of the Cayman Islands. The MF Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO TRENDS Managed Futures Strategy Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Short-Term Floating NAV Portfolio III, a separate series of the Trust, wholly owns and controls the PIMCO ST Floating NAV III Subsidiary LLC (“Short-Term Floating NAV Subsidiary II”), a company organized under the laws of the state of Delaware. The Short-Term Floating NAV Subsidiary II’s financial statements will be included, on a consolidated basis, in the PIMCO Short-Term Floating NAV Portfolio III’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Short Asset Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO Short Asset Portfolio Subsidiary LLC (“Short Asset Portfolio Subsidiary”), a company organized under the laws of the state of Delaware. The Short Asset Portfolio Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Short Asset Portfolio’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO International Portfolio, a separate series of the Trust, wholly owns and controls the PIMCO International Portfolio Subsidiary LLC (“International Subsidiary”), a company organized under the laws of the state of Delaware. The International Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO International Portfolio’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Income Fund, a separate series of the Trust, wholly owns and controls the MLM 766 LLC (“Income Subsidiary”), a company organized under the laws of the state of Delaware. The Income Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Income Fund’s annual and semi-annual reports to shareholders.

The Trust through the PIMCO Total Return Fund, a separate series of the Trust, wholly owns and controls the MLM 700 LLC (“TR Subsidiary”), a company organized under the laws of the state of Delaware. The TR Subsidiary’s financial statements will be included, on a consolidated basis, in the PIMCO Total Return Fund’s annual and semi-annual reports to shareholders.

Item 30. Indemnification

Reference is made to Article IV of the Registrant’s Amended and Restated Declaration of Trust, which was filed with the Registrant’s Post-Effective Amendment No. 265 on November 7, 2014.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

Pacific Investment Management Company LLC (“PIMCO”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of PIMCO, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by PIMCO pursuant to the Advisers Act (SEC File No. 801-48187).

Research Affiliates, LLC (“Research Affiliates”) is an investment adviser registered under the Advisers Act. The list required by this Item 31 of officers and directors of Research Affiliates, together with any information as to any business, profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Form ADV filed by Research Affiliates pursuant to the Advisers Act (SEC File No. 801-61153).

Item 32. Principal Underwriter

(a) PIMCO Investments LLC (the “Distributor”) serves as Distributor of Shares of the Trust.

(b)The officers of the Distributor are:

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Hall, Gregory W.	Chairman of the Board of Managers	None
Sutherland, Eric M.	President and Manager, Board of Managers	None
Bentley, James D.	Manager, Board of Managers	None
Pitters, Caleb J.A.	Manager, Board of Managers	None
Tracy, Lauren R.	Manager, Board of Managers	None
Ferrari, David R.	Principal Financial Officer and Financial and Operations Principal	None
Whittaker, Megan	Anti-Money Laundering Compliance Officer	None
Dubitzky, Y. Zvi	Chief Compliance Officer, Chief Legal Officer and Secretary	None
Thomas, Mark G.	Head of Business Management	None
Burg, Anthony A.	Treasurer	None

*	The business address of all officers of the Distributor is 1633 Broadway, New York, NY 10019.

Item 33. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania Ave., Kansas City, Missouri 64105, State Street Investment Manager Solutions, 46 Discovery, Suite 150, Irvine, California 92618, State Street Bank & Trust Co. c/o Iron Mountain Information Management, Inc., 1000 Campus Boulevard, Collegeville, PA 19426, DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64121-9294, DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407, DST Asset Manager Solutions, c/o Iron Mountain, 175 Bearfoot Road, Northborough, MA 01532, DST Asset Manager Solutions, c/o Iron Mountain, 6119 Dermus, Kansas City, Missouri 64120, and Schick Databank, 2721 Michelle Drive, Tustin, California 92680.

Item 34. Management Services

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 490 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 11th day of January, 2023.

PIMCO FUNDS
(Registrant)

By:	Eric D. Johnson*, President

*By:	/s/ ADAM T. TEUFEL
Adam T. Teufel
as attorney-in-fact

*	Pursuant to powers of attorney filed with Post-Effective Amendment No. 340 to Registration Statement No. 033-12113 on May 26, 2021.